NEW ENGLAND BUSINESS SERVICE, INC.


                      KEY EMPLOYEE STOCK OPTION AND STOCK

                           APPRECIATION RIGHTS PLAN

               KEY EMPLOYEE NON-INCENTIVE STOCK OPTION AGREEMENT
                            -------------

NOTE: THIS IS A NON-INCENTIVE STOCK OPTION.  BEFORE EXERCISING IT, READ

SECTION 9, BELOW, AND THE PROSPECTUS REFERRED TO THEREIN TO AVOID

UNANTICIPATED TAX CONSEQUENCES.


      This non-incentive stock option (the "Option") is granted as of

November 12, 1993, by New England Business Service, Inc., a Delaware

Corporation (the "Company"), to William C. Lowe of Concord, Massachusetts

(the "Grantee"), an employee of the Company.


      1.   Shares Subject to Option
           ------------------------

      Pursuant to the provisions of the Company's Key Employee Stock Option and Stock Appreciation Rights Plan dated October 26, 1990 (the "Plan"),

the Company hereby grants to the Grantee an Option to purchase 300,000 of the

Company's Common Stock (par value $1.00 per share) (the "Optioned Shares")

at a price of $16.25 per share in accordance with and subject to all the terms and conditions hereinafter set forth.  The plan and any amendments thereto are hereby incorporated by reference and made a part hereof.


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      2.   Term and Exercise of Option
           ---------------------------

      Except as otherwise provided in the Plan or in this Option, the Option shall terminate at the close of business on November 12, 2003 or ten years from the date of grant, whichever is earlier, and may be exercised only by the

Grantee or, to the extent provided in Section 3(b) hereof, by his legal representative.

      While the Option is effective and the Grantee continues to be employed,

the Option Shares shall become available for purchase by the Grantee in minimum installments of ten (10) shares unless the issue of a lesser number is enough to exhaust the Option.  The Grantee's right to purchase shares pursuant to this Option shall vest according to the following schedule:


    Date           Number of Shares       Price if Exercised
    ----           ----------------
                                                In Full
                                          ------------------

January 3, 1994      75,000                 $1,218,750.00

January 3, 1995      75,000                  1,218,750.00

January 3, 1996      75,000                  1,218,750.00

January 3, 1997      75,000                  1,218,750.00

      Provided that the right to purchase all of the remaining shares purchasable hereunder shall vest and become exercisable immediately upon the occurrence of a Change in Control of the Company as defined in Paragraph 6 below.


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      Unpurchased portions of available installments may be accumulated and subsequently purchased by the Grantee prior to the expiration of the Option.


      3.   Terms and Conditions of Exercise of Option
           ------------------------------------------

      Each exercise and purchase of Optioned Shares pursuant to the Option shall be subject to the following terms and conditions:

           (a)  The Grantee shall have remained in the continuous employ of the Company from the date of the Option grant until the date of exercise (or in the circumstances specified in Section 5(f)(ii) of the Plan until a date not more than three months prior to the date of exercise).

           (b)  If the Grantee dies, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled, subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it was granted, within twelve months after the date of his death or prior to the expiration date of the Option, whichever is earlier,

to exercise the Option to the extent that the Grantee would have been entitled to exercise the Option on the date of his death.



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           (c)  The Grantee shall exercise the Option by giving written notice of such exercise to the Vice President-Finance of the Company at the

Company's  principal place of business, accompanied by the full purchase price of the Optioned Shares so being purchased, together with any tax or excise,

if any, due in respect of the issue thereof, in cash, by certified or bank check, or by the surrendering of shares of the Company's stock.  Such notice shall be effective when received by the Vice President-Finance.

           (d)  The stated price and number of Optioned Shares purchasable hereunder are subject to adjustment as provided in Section 8 of the Plan.

           (e)  No Optioned Shares shall be issued pursuant to this Option grant unless arrangements satisfactory to the Vice President-Finance have been made for any required federal or state tax or other withholdings.


      4.   Option Non-Transferable
           -----------------------

      The Option may not be transferred or assigned by the Grantee or by operation of law other than by will or by the laws of descent and distribution.  It may be exercised during the lifetime of the Grantee only by him or her.




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      5.   Right to Terminate
           ------------------

      Nothing contained in the Option Grant shall restrict the right of the

Company or a subsidiary of the Company to terminate the employment of the

Grantee at any time.

      6.   Change in Control
           -----------------

      For the purpose of this Option a "Change in Control" shall mean:

      (a)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of

1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership

(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35%

or more of either (i) the then outstanding shares of the Stock or (ii) the combined voting power of the then outstanding voting securities of the

Company entitled to vote generally in the election of the directors (the

"Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company,

(iii) any acquisition by any employee benefit plan (or related trust)

sponsored or maintained by the Company or any corporation controlled by the

Company or (iv) any acquisition by any corporation pursuant to a consolidation


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or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and (iii) of subsection (c) of this Section

(6) are satisfied; or

      (b)  Individuals who, as of the date hereof, constitute the Board (the

"Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board,

but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (c)  Adoption by the Board of Directors of the Company (the "Board") of

a resolution approving an agreement of a consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60% of,

respectively, the then outstanding shares of common stock of the corporation resulting from such


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consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially of the individuals and entities who were the beneficial owners, respectively, of the Stock and

Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership,

immediately prior to such consolidation or merger, of the Stock and

Outstanding Company Voting Securities, as the case may be, (ii) no Person

(excluding the Company, any employee benefit plan (or related trust) of the

Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35% or more of the Stock or Outstanding Voting Securities, as the case may be)

beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power


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

to direct the affairs of such entity) and (iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidations or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right to purchase shares of Stock which shall vest by reason of the action of the

Board pursuant to this clause (c) shall be divested, with respect to any shares not already purchased by the Grantee or his personal representative,

upon (i) the rejection of such agreement of consolidation or merger by the stockholders of the Company, of (ii) its abandonment by either party thereto in accordance with its terms; or

      (d)   Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect,

of a resolution or consent authorizing (i) the dissolution of the Company or

(ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following the such sale or other disposition, (A) more than

60% of, respectively, the then outstanding shares of common stock of such corporation and/or the combined



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

voting power of the outstanding voting securities of such corporation or other entity entitled to vote generally in the election of its directors

(or other persons having the general power to direct its affairs) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively,

of the Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Stock and/or Outstanding Company Voting securities, as the case may be, (B) no

Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any

Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Stock or Outstanding

Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors or other persons having the general power to direct its affairs and (C) at least a majority of the members of the board of directors or group of persons having



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the general power to direct the affairs of such corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement of action of the Board providing for such sale or other disposition of assets of the Company; provided that any right to purchase shares of Stock which shall vest by reason of the action of the Board or the stockholders pursuant to this clause (d) shall be divested, with respect to any shares not already purchased by the Grantee or his personal representative, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.


      7.   Dissolution or Reorganization
           -----------------------------

      Prior to a "Reorganization" as defined in Section 8 of the Plan, the

Board of Directors of the Company (the "Board") may decide to terminate each outstanding Option.  If the Board so decides, it shall give not less than thirty (30) days notice to the Grantee of each outstanding Option that the period in which all outstanding Options may be exercised will terminate at the time of such Reorganization.  Such notice shall be effective when mailed to the Grantee by certified or registered mail addressed to him or her at the

Grantee's address of record or when delivered in hand to the Grantee.

Following such notice all outstanding Options other than Options as to which one of the events referred to



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in Sections 5(f)(ii) or (iii) of the Plan has occurred, may be exercised, in whole or in part, and all outstanding Options as to which one of the events referred to in Sections 5(f)(ii) or (iii) of the Plan has occurred may be exercised, but only to the extent therein permitted, and only at any time prior to such Reorganization.


      8.   Restrictions on Transfer of Stock
           ---------------------------------

      The shares of Common Stock issued on exercise of the Option shall be subject to any restrictions on transfer the in effect pursuant to the

Certificate of Incorporation or By-laws of the Company and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Grantee.


      9.   Notice Concerning Federal Income Taxation
           -----------------------------------------

      As the Option granted hereby is a non-incentive stock option (a

"NISO"), the holder will recognize compensation income for regular federal income tax purposes on the date this option is exercised in the amount by which the fair market value of the shares on the date of exercise exceeds the option price.  The holder must remit both federal and




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state withholding taxes to the Company with respect to compensation income realized on the purchased shares.  Optionees are urged to review the

Prospectus for the offering under which the Option is granted for a more detailed discussion of current Federal tax law governing NISOs.



(CORPORATE SEAL)             NEW ENGLAND BUSINESS SERVICE,
                             INC.

                             By: /s/ Russell V. Corsini
                                 -----------------------
                                 Russell V. Corsini

                                 Vice President - Finance


      The foregoing Option is hereby accepted subject to all of the terms and conditions set forth herein, the provisions set forth in the New England

Business Service, Inc., Key Employee Stock Option and Stock Appreciation

Rights Plan dated October 26, 1990, a copy of which attached hereto, and such conditions and limitations as the Company's Board of Directors or

Stock Option Committee may impose in accordance with the Plan.



                              /s/ William C. Lowe
                              --------------------
                              Grantee




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